UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K - CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 18, 2007

Kingston Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Registrant or Organization)

0-15840	14-1688816
(Commission File Number)	(I.R.S. Employer Identification No.)

8 Merrill Industrial Drive, Unit #12
Hampton, NH	03842	(603) 758 - 1333
(Address of Principal Executive Offices)	(Zip Code)	(Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Ex change Act (17 CFR 240.13e-4(c)

Section 1 - Registrant's Business and Operations
Item 1.01 - Entry Into a Material Definitive Agreement

On October 12, 2007, Parallel Robotics Systems Corporation (“Parallel”), a wholly owned subsidiary of Kingston Systems, Inc. (“Kingston” or “the Company”) received an order from Osram Sylvania, the North American operation of OSRAM GmbH, Germany, for the purchase of three robots. The order totals approximately $318,000 and is expected to be completed in January, 2008, the beginning of Parallel’s fiscal 2008 fourth quarter.

A copy of Kingston’s press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Press release of Kingston Systems, Inc. dated October 17, 2007

Exhibit Index

Exhibit Number	Description
99	Press Release of Kingston Systems, Inc. dated October 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kingston Systems, Inc.	Date: October 18, 2007
(Registrant)

/s/ Ralph McKittrick
Ralph McKittrick